UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 26, 2013
HOMESTREET, INC. (Exact name of registrant as specified in its charter)
Washington (State or other jurisdiction of incorporation)	001-35424 (Commission File Number)	91-0186600 (IRS Employer Identification No.)

601 Union Street, Ste. 2000, Seattle, WA 98101
(Address of principal executive offices) (Zip Code)

(206) 623-3050
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
On March 27, 2013, HomeStreet, Inc. (the “Company”) issued a press release announcing that the Company received notification from the Federal Reserve Bank of San Francisco that the Cease and Desist Order, dated May 18, 2009 issued by the Office of Thrift Supervision, had been terminated effective March 26, 2013.

The full text of the Company's press release is included as Exhibit 99.1.

The information in this report, including the press release furnished as Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.
Exhibit 99.1    Press Release issued by HomeStreet, Inc. dated March 27, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 27, 2013.

HomeStreet, Inc.
By: /s/ Godfrey B.Evans
Godfrey B. Evans
Executive Vice President, Chief Administrative
Officer, General Counsel and Corporate Secretary